                                                                   Exhibit 10.24

                              ASSUMPTION AGREEMENT

     ASSUMPTION AGREEMENT (this "Agreement"), dated as of November 4, 1999, is by and among Tenneco Automotive Inc., Tenneco International Holding Corp., Tenneco Global Holdings Inc., The Pullman Company, Clevite Industries Inc. and TMC Texas Inc. (collectively, the "Guarantors"), Salomon Smith Barney Inc. and each of the other Initial Purchasers listed on Schedule I to the Purchaser Agreement (collectively, the "Initial Purchasers").

                              W I T N E S S E T H

     WHEREAS, Tenneco Inc. (the "Company") has heretofore executed and delivered to the Initial Purchasers a purchase agreement (the "Purchase Agreement"), dated as of October 8, 1999, providing for the terms pursuant to which the Initial Purchasers purchased $500,000,000 aggregate principal amount of 11 5/8% Senior Subordinated Notes due 2009 (the "Notes") of the Company;

     WHEREAS, the Company has heretofore executed and delivered to the Initial Purchasers a registration rights agreement (the "Registration Rights Agreement"), dated as of October 14, 1999, providing for the registration of the Notes under the Securities Act of 1933, as amended;

     WHEREAS, the Company will consummate on the date hereof the Spin-Off Transactions (as defined in the Purchase Agreement);

     WHEREAS, pursuant to the Purchase Agreement and the Registration Rights Agreement, the Company has agreed to cause each of the Guarantors to, concurrently with the consummation of the Spin-Off Transactions, execute this Agreement pursuant to which such Guarantors shall agree to be bound by, and have the rights and obligations set forth in each of the Purchase Agreement and the Registration Rights Agreement; and
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     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantors mutually covenant and agree for the benefit of the Initial Purchasers as follows:

     1. ASSUMPTION. The Guarantors hereby agree to be deemed the "Guarantors" and an "Issuer" for all purposes under the Purchase Agreement and the Registration Rights Agreement and to perform all obligations and duties of the Guarantors or an Issuer, as the case may be, thereunder.

     2. REPRESENTATIONS AND WARRANTIES. By execution of this Agreement, the Guarantors hereby acknowledge and agree that they are making all of the representations and warranties to the Initial Purchasers that the Issuers have provided in the Purchase Agreement.

     3. NEW YORK LAW TO GOVERN. The internal law of the State of New York, without regard to the choice of law rules thereof, shall govern and be used to construe this Agreement.

     4. COUNTERPARTS. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

     5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

                                     - 2 -
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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first above written, which is the date of the Spin-Off Transactions.



                                           TENNECO AUTOMOTIVE INC.

                                           By: /s/ Timothy R. Donovan
                                               ---------------------------------
                                               Timothy R. Donovan
                                               Senior Vice President
                                               And General Counsel

                                           By:
                                               ---------------------------------
                                               Don P. Carpenter
                                               Vice President and
                                               Assistant Secretary



                                           TENNECO INTERNATIONAL
                                           HOLDING CORP.


                                           By: /s/ Timothy R. Donovan
                                               ---------------------------------
                                               Timothy R. Donovan
                                               Vice President and
                                               Assistant Secretary

                                           By:
                                               ---------------------------------
                                               Don P. Carpenter
                                               Vice President and
                                               Assistant Secretary





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
        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered, all as of the date first above written, which is the date of the Spin-Off Transactions.



                                           TENNECO AUTOMOTIVE INC.

                                           By:
                                               ---------------------------------
                                               Timothy R. Donovan
                                               Senior Vice President
                                               And General Counsel

                                           By: /s/ Don P. Carpenter
                                               ---------------------------------
                                               Don P. Carpenter
                                               Vice President and
                                               Assistant Secretary



                                           TENNECO INTERNATIONAL
                                           HOLDING CORP.


                                           By:
                                               ---------------------------------
                                               Timothy R. Donovan
                                               Vice President and
                                               Assistant Secretary

                                           By: /s/ Don P. Carpenter
                                               ---------------------------------
                                               Don P. Carpenter
                                               Vice President and
                                               Assistant Secretary





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
                                           TENNECO GLOBAL HOLDINGS INC.

                                           By: /s/ Timothy R. Donovan
                                               ---------------------------------
                                               Timothy R. Donovan
                                               Vice President and
                                               Assistant Secretary

                                           By:
                                               ---------------------------------
                                               Don P. Carpenter
                                               Vice President and
                                               Assistant Secretary



                                           THE PULLMAN COMPANY

                                           By: /s/ Timothy R. Donovan
                                               ---------------------------------
                                               Timothy R. Donovan
                                               Vice President and
                                               Assistant Secretary

                                           By:
                                               ---------------------------------
                                               Don P. Carpenter
                                               Vice President and
                                               Assistant Secretary

                                           TMC TEXAS INC.

                                           By:
                                               ---------------------------------
                                               Bert F. Neece
                                               Vice President and
                                               Assistant Treasurer

                                           By:
                                               ---------------------------------
                                               Don P. Carpenter
                                               Vice President
                                               and Secretary






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
                                        TENNECO GLOBAL HOLDINGS INC.




                                        By:
                                           ------------------------
                                           Timothy R. Donovan
                                           Vice President and
                                           Assistant Secretary


                                        By:/s/ Don P. Carpenter
                                           ------------------------
                                           Don P. Carpenter
                                           Vice President and
                                           Assistant Secretary

                                        THE PULLMAN COMPANY

                                        By:
                                           ------------------------
                                           Timothy R. Donovan
                                           Vice President and
                                           Assistant Secretary


                                        By:/s/ Don P. Carpenter
                                           ------------------------
                                           Don P. Carpenter
                                           Vice President and
                                           Assistant Secretary

                                        TMC TEXAS INC.

                                        By:/s/ Bert F. Neece
                                           ------------------------
                                           Bert F. Neece
                                           Vice President and
                                           Assistant Secretary

                                        By:/s/ D. Carpenter
                                           ------------------------
                                           Don P. Carpenter
                                           Vice President
                                           and Secretary



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                                       SALOMON SMITH BARNEY INC.,
                                         and the Initial
                                         Purchasers listed
                                         on Schedule I to
                                         the Purchase Agreement

                                        By: SALOMON SMITH BARNEY INC.


                                        By: /s/ Steven Cunningham
                                            -----------------------
                                            Name: Steven Cunningham
                                            Title: Vice President




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
                                        CLEVITE INDUSTRIES INC.

                                        By: /s/ Timothy R. Donovan
                                            -----------------------
                                            Vice President and
                                            Assistant Secretary

                                        By: /s/ Don P. Carpenter
                                            -----------------------
                                            Don P. Carpenter
                                            Vice President and
                                            Assistant Secretary




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